                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                 Date of Report:
                                FEBRUARY 11, 1998




                          GELTEX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-26872                   04-3136767
(State or other jurisdiction      (Commission File             (IRS Employer
     of incorporation)                 Number)              Identification No.)




                NINE FOURTH AVENUE, WALTHAM, MASSACHUSETTS 02154
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (781) 290-5888







                         Exhibit Index Appears on Page 4


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ITEM 5.  OTHER EVENTS.

         The financial statements of GelTex Pharmaceuticals, Inc. (the "Company") at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 together with the accompanying report of the Company's independent auditors dated February 9, 1998, filed as exhibit 99.1 to this report, are hereby incorporated by reference in this report.





















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 11, 1998                GELTEX PHARMACEUTICALS, INC.

                                       By: /s/ Mark Skaletsky
                                           -------------------------------------
                                           Mark Skaletsky
                                           President and Chief Executive Officer













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                                  EXHIBIT INDEX




EXHIBIT
   NO.                            DESCRIPTION                                          PAGE NO.
-------                           -----------                                          --------
99.1        GelTex Pharmaceuticals, Inc. Financial Statements at                             F-1
            Decmeber 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and the report of
            independent auditors.  Filed herewith.














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